                                                                    Exhibit 99.6

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.                 NO.:  97-21388-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                               5/31/98




COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 10 pages and containing the following, as indicated:

                 X       Monthly Reporting Questionnaire (Attachment 1)

                 X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)

                 X       Summary of Accounts Receivable (Form OPR-3)

                 X       Schedule of Post-Petition Liabilities (Form OPR-4)

                 X       Income Statement (Form OPR-5)

                 X       Statement of Sources and Uses of Cash (Form OPR-6)


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  6/26/98                DEBTOR-IN-POSSESSION

                              By:
                                             /s/ F. Gordon Bitter
                              Name & Title:   F. Gordon Bitter, Vice President
                                              M4 Environmental Management, Inc.
                                              421 Currant Road
                                              Fall River, MA  02720
                                              Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.                 NO.:  97-21388-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11



          NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:         M4 ENVIRONMENTAL, LP
CASE NUMBER:      97-21389-CJK

                                                           MONTH ENDED:  5/31/98


                                                FILING          MONTH         MONTH        MONTH        MONTH
                                                 DATE           ENDED         ENDED        ENDED        ENDED
                                                12/3/97        12/31/97      1/31/98      2/28/98      3/31/98

ASSETS

CURRENT ASSETS

Cash                                              53,265
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                      2,294,613      2,294,613    2,294,613    2,294,613    2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
          Investment in CW LLC                 1,497,718      1,497,718    1,497,718    1,497,718    1,497,718
          Long Term Notes Receivable from
               Lockheed Martin                19,000,000     19,000,000   19,000,000   19,000,000   19,000,000



TOTAL CURRENT ASSETS                          22,845,596     22,792,331   22,792,331   22,792,331   22,792,331

PROPERTY, PLANT AND EQUIPMENT, AT COST        10,653,977     10,653,977   10,653,977   10,653,977   10,653,977
Less:  Accumulated Depreciation                 (580,281)      (710,532)    (828,954)    (947,376)  (1,065,798)

NET PROPERTY, PLANT AND EQUIPMENT             10,073,696      9,943,445    9,825,023    9,706,601    9,588,179

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                    2,414,005      2,414,005    2,414,005    2,414,005    2,414,005
          Less:  Accumulated Amortization       (102,512)      (120,443)    (138,373)    (156,304)    (174,235)

TOTAL OTHER ASSETS                             2,311,493      2,293,562    2,275,632    2,257,701    2,239,770

TOTAL ASSETS                                  35,230,785     35,029,338   34,892,986   34,756,633   34,620,280




                                                    MONTH         MONTH       MONTH
                                                    ENDED         ENDED       ENDED
                                                   4/30/98       5/31/98

ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                        2,294,613     2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
          Investment in CW LLC                   1,497,718     1,497,718
          Long Term Notes Receivable from
               Lockheed Martin                  19,000,000    19,000,000



TOTAL CURRENT ASSETS                            22,792,331    22,792,331          0

PROPERTY, PLANT AND EQUIPMENT, AT COST          10,653,977    10,653,977
Less:  Accumulated Depreciation                 (1,184,220)   (1,302,642)

NET PROPERTY, PLANT AND EQUIPMENT                9,469,757     9,351,335          0

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                      2,414,005     2,414,005
          Less:  Accumulated Amortization         (192,166)     (210,097)

TOTAL OTHER ASSETS                               2,221,839     2,203,908          0

TOTAL ASSETS                                    34,483,927    34,347,574          0

                          COMPARATIVE BALANCE SHEETS                  FORM OPR-2

CASE NAME:        M4 ENVIRONMENTAL, LP
CASE NUMBER:      97-21389-CJK


                                                          MONTH ENDED:   5/31/98
                                                                         -------


                                                        FILING        MONTH        MONTH        MONTH        MONTH
                                                         DATE         ENDED        ENDED        ENDED        ENDED
                                                        12/3/97      12/31/97     1/31/98      2/28/98      3/31/98
                                                      ------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
   transfers in Post Petition Operations                                 (25,762)      63,760       63,760       64,065
Unsecured Debt-Obligations incurred in Post Petition
   Operations (See Form OPR-4)                                            34,057        8,294        8,294        8,294

                                                      ------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                   0        8,295       72,054       72,054       72,359

PRE PETITION INTERCOMPANY LIABILITIES                    35,906,310   35,906,310   35,906,310   35,906,310   35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                     40,969,552   40,907,477   40,843,718   40,843,718   40,844,824
                                                      ------------------------------------------------------------------

TOTAL LIABILITIES                                        76,875,862   76,822,082   76,822,082   76,822,082   76,823,493

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
           Through Filing Date                          (41,645,077) (41,645,077) (41,645,077) (41,645,077) (41,645,077)
           Post Filing Date                                             (147,667)    (284,019)    (420,372)    (558,136)

                                                      ------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                    (41,645,077) (41,792,744) (41,929,096) (42,065,449) (42,203,213)
                                                      ------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               35,230,785   35,029,338   34,892,986   34,756,633   34,620,280
                                                      ==================================================================




                                                        MONTH        MONTH        MONTH
                                                        ENDED        ENDED        ENDED
                                                       4/30/98      5/31/98
                                                      --------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
   transfers in Post Petition Operations                    64,065       64,065
Unsecured Debt-Obligations incurred in Post Petition
   Operations (See Form OPR-4)                               8,294        8,294

                                                      --------------------------------------
TOTAL POST PETITION LIABILITIES                             72,359       72,359            0

PRE PETITION INTERCOMPANY LIABILITIES                   35,906,310   35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                    40,844,824   40,844,824
                                                      --------------------------------------

TOTAL LIABILITIES                                       76,823,493   76,823,493            0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
           Through Filing Date                         (41,645,077) (41,645,077)
           Post Filing Date                               (694,489)    (830,842)

                                                      --------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                   (42,339,566) (42,475,919)           0
                                                      --------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              34,483,927   34,347,574            0
                                                      ======================================

                         SUMMARY OF ACCOUNTS RECEIVABLE              FORM OPR-3

CASE NAME:        M4 ENVIRONMENTAL, LP
CASE NUMBER:      97-21389-CJK

                                                         MONTH ENDED:    5/31/98
                                                                         -------

                                                                             0-30         31-60        61-90         OVER
                                                               TOTAL         DAYS          DAYS         DAYS        90 DAYS

                                                  ------------------------------------------------------------------------

DATE OF FILING:  12/3/97                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           12/31/97                                         0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           1/31/98                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           2/28/98                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           3/31/98                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           4/30/98                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

MONTH:           5/31/98                                          0
                 Allowance for doubtful accounts                  0
                                                       -------------------------------------------------------------------
                                                                  0             0            0            0             0
                                                       ===================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4

CASE NAME:        M4 ENVIRONMENTAL, LP
CASE NUMBER:      97-21389-CJK






                                                            MONTH ENDED: 5/31/98
                                                                         -------


                                                                                  DATE          DATE      TOTAL       0-30
                                                                                 INCURRED       DUE        DUE        DAYS

                                                                                ----------------------------------------------
TAXES PAYABLE
-------------
          Federal Income Taxes                                                                             NONE
          FICA-Employer's Share                                                                            NONE
          FICA-Employee's Share                                                                            NONE
          Unemployment Tax                                                                                 NONE
          State Sales & Use Tax                                                                            NONE
          State __________ Tax                                                                             NONE
          Personal Property Tax                                                                            NONE

                                                                                                       -----------------------
TOTAL TAXES PAYABLE                                                                                           0          0
-------------------
                                                                                                       -----------------------

POST PETITION SECURED DEBT
--------------------------


ACCRUED INTEREST PAYABLE


                                                                                                       -----------------------
TOTAL POST PETITION SECURED DEBT                                                                              0          0
--------------------------------
                                                                                                       -----------------------


POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
Trade Accounts Payable (see attached schedules) Unsecured debt-Bank processed automatic funds transfer debit
      to pay bond interest on December 1 against insufficient funds balance.
     This created an overdraft of  $8,294 and an unsecured debt obligation
     to the bank.                                                                                       8,294
Accrued expenses-Deferred Decontamination
       & Decommissioning Expenses                                                                           0

                                                                                                       -----------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                                      8,294          0
                                                                                                       -----------------------

TOTAL ALL POST PETITION LIABILITIES                                                                       8,294          0
                                                                                                       =======================

                                                                                31-60       61-90       OVER
                                                                                 DAYS       DAYS      90 DAYS

                                                                               ---------------------------------
TAXES PAYABLE

          Federal Income Taxes
          FICA-Employer's Share
          FICA-Employee's Share
          Unemployment Tax
          State Sales & Use Tax
          State __________ Tax
          Personal Property Tax

                                                                               --------------------------------
TOTAL TAXES PAYABLE                                                                 0           0          0
-------------------
                                                                               --------------------------------

POST PETITION SECURED DEBT
--------------------------


ACCRUED INTEREST PAYABLE


                                                                               --------------------------------
TOTAL POST PETITION SECURED DEBT                                                    0           0          0
--------------------------------
                                                                               --------------------------------


POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
Trade Accounts Payable (see attached schedules) Unsecured debt-Bank processed automatic funds transfer debit
      to pay bond interest on December 1 against insufficient funds balance.
     This created an overdraft of  $8,294 and an unsecured debt obligation to the bank.
Accrued expenses-Deferred Decontamination
       & Decommissioning Expenses

                                                                               --------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                0           0          0
                                                                               --------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                 0           0          0
                                                                               ================================

                                INCOME STATEMENT                     FORM OPR-5

CASE NAME:        M4 ENVIRONMENTAL, LP
CASE NUMBER:      97-21389-CJK


                                                            MONTH ENDED  5/31/98


                                                           PRE          POST             MONTH      MONTH    MONTH
                                                        PETITION      PETITION           ENDED      ENDED    ENDED
                                                        12/3/97       12/31/97          1/31/98   2/28/98  3/31/98
                                                        ----------------------------------------------------------------


NET REVENUE (INCOME)
                                                        -----------------------------------------------------------------

COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages capitalized in fixed assets
  Benefits
  Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal costs-secondary wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other
  Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes                                                                                                            1,411
  Telephone
  Transportation
  Travel & entertainment
  Utilities

                                                        -----------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                       0             0                 0          0        1,411
                                                        -----------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
  TAXES, OR EXTRAORDINARY EXPENSES                             0             0                 0          0       (1,411)
                                                        -----------------------------------------------------------------

INTEREST EXPENSE                                                          (515)
DEPRECIATION AND AMORTIZATION                                          148,182           136,352    136,353      136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                        -----------------------------------------------------------------

NET INCOME (LOSS)                                              0      (147,667)         (136,352)  (136,353)    (137,764)
                                                        =================================================================



                                                         MONTH    MONTH    MONTH     MONTH
                                                         ENDED    ENDED    ENDED     ENDED
                                                        4/30/98  5/31/98
                                                      -------------------------------------


NET REVENUE (INCOME)
                                                      -------------------------------------

COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages capitalized in fixed assets
  Benefits
  Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal costs-secondary wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other
  Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes
  Telephone
  Transportation
  Travel & entertainment
  Utilities

                                                      -------------------------------------
TOTAL COST OF GOODS SOLD                                     0         0         0        0
                                                      -------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
  TAXES, OR EXTRAORDINARY EXPENSES                           0         0         0        0
                                                      -------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION                          136,353   136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                      -------------------------------------

NET INCOME (LOSS)                                     (136,353) (136,353)       0         0
                                                      =====================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK






                                                            MONTH ENDED 5/31/98

                                                                                           TOTAL
                                                              PRE           POST           MONTH         MONTH           MONTH
                                                            PETITION      PETITION         ENDED         ENDED           ENDED
                                                            12/1-12/2     12/3-12/31     12/31/97       1/31/98         2/28/98
                                                            -----------------------------------------------------------------------



CASH FLOWS-OPERATING ACTIVITIES:
Net Earnings (Loss)                                                      (147,667)       (147,667)     (136,352)       (136,353)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                      148,182         148,182       136,352         136,353
         Decrease (Increase)-Accounts Receivable                                0               0             0               0
         Decrease (Increase)-Inventories                                        0               0             0               0
         Decrease (Increase)-Prepaid Expenses                                   0               0             0               0
         Decrease (Increase)-Other Assets                                       0               0             0               0
         Increase (Decrease)-Pre Petition Liabilities                     (62,075)        (62,075)      (63,759)              0
         Increase (Decrease)-Post Petition Liabilities                      8,295           8,295        63,759               0

                                                            ------------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities                0         (53,265)        (53,265)            0               0
                                                            ------------------------------------------------------------------------

Cash Flows Used in Investing Activities
         Capital Expenditures                                                   0               0             0               0
         Sale of Net Fixed Assets
                                                            ------------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities                0               0               0             0               0
                                                            ------------------------------------------------------------------------

Cash Flows From Financing Activities:
         Increase (Decrease)-Morgens Waterfall                                  0               0             0               0
         Increase (Decrease)-Shareholder Valuations

         Purchase of Treasury Stock-Preferred Shares

                                                            ------------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities                0               0               0             0               0
                                                            ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            0         (53,265)        (53,265)            0               0

Cash and Cash Equivalents at Beginning of Period                           53,265          53,265             0               0
                                                            ------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                      0               0               0             0               0
                                                            ========================================================================


                                                           MONTH          MONTH          MONTH
                                                           ENDED          ENDED          ENDED
                                                          3/31/98        4/30/98        5/31/98
                                                       ----------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:
Net Earnings (Loss)                                       (137,764)    (136,353)      (136,353)
Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                       136,353      136,353        136,353
         Decrease (Increase)-Accounts Receivable                 0            0              0
         Decrease (Increase)-Inventories                         0            0              0
         Decrease (Increase)-Prepaid Expenses                    0            0              0
         Decrease (Increase)-Other Assets                        0            0              0
         Increase (Decrease)-Pre Petition Liabilities        1,106            0              0
         Increase (Decrease)-Post Petition Liabilities         305            0              0

                                                        ---------------------------------------
Net Cash Provided (Used) by Operating Activities                 0            0              0
                                                        ---------------------------------------
Cash Flows Used in Investing Activities
         Capital Expenditures                                    0            0              0
         Sale of Net Fixed Assets
                                                        ---------------------------------------
Net Cash Provided (Used) in Investing Activities                 0            0              0
                                                        ---------------------------------------
Cash Flows From Financing Activities:
         Increase (Decrease)-Morgens Waterfall                   0            0              0
         Increase (Decrease)-Shareholder Valuations

         Purchase of Treasury Stock-Preferred Shares
                                                        ---------------------------------------
Net Cash Provided (Used) in Financing Activities                 0            0              0
                                                        ---------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             0            0              0

Cash and Cash Equivalents at Beginning of Period                 0            0              0
                                                        ---------------------------------------
Cash and Cash Equivalents at End of Period                       0            0              0
                                                        =======================================

                                   CHAPTER 11                    ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK



                                                             MONTH ENDED 5/31/98
                                                    ----------------------------


                                     PAGE 1


1.   PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

         Name and Title of                     Date      Wages Paid         Taxes Withheld
         Executive                             Paid     Gross     Net      Due        Paid
         -----------------                   -----------------------------------------------


         NONE



                                                       -------------------------------------

         TOTAL EXECUTIVE PAYROLL                              0        0        0         0
                                                       =====================================






2.  INSURANCE
         Is Workers' Compensation and other insurance in effect?  Yes
                                                                ---------
         Are payments current?                                    Yes
                                                                ---------

         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                           DATE
                                             COVERAGE   POLICY  EXPIRATION   PREMIUM     COVERAGE
TYPE               CARRIER NAME               AMOUNT    NUMBER    DATE        AMOUNT    PAID THRU
-------------------------------------------------------------------------------------------------



                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                    ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                          PAGE 2


3.  BANK ACCOUNTS

                                                                 M4 LP
                                                                OPERATING           TOTAL
                                                                ---------         ----------


Bank Name                                                       SUNTRUST

Account Number                                                  0005618983


BEGINNING BOOK BALANCE                                            (8,294)            (8,294)

PLUS:    Deposits-Collections of A/R
         Other Receipts
         Loan Advances

LESS:    Disbursements                                                                    0
         Payroll
         Returned Checks
         Loan Repayments

OTHER:   Adjustments
         Transfers In (Out)

                                                                ---------         ----------

ENDING BOOK BALANCE                                               (8,294)            (8,294)
                                                                =========         ==========


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                       Amount     Date   Check #
         -----------------                   ----------------------------

         Professionals (attorneys,
         accountants, etc.):




                                               NONE



                                               -------
                                                     0
                                               =======

         PRE-PETITION DEBTS


                                               NONE



                                               -------
         Total payments of pre-petition debts        0
                                               =======

                         INSURANCE EXPIRATION STATEMENT


                                                   INSURANCE      COVERAGE  POLICY    EXPIRATION      PREMIUM        COVERAGE
CARRIER NAME AND ADDRESS      TYPE                   AGENT         AMOUNT   NUMBER       DATE         AMOUNT         PAID THRU
------------------------------------------------------------------------------------------------------------------------------

              SEE ATTACHED

         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         Date:         5/26/98





                                   Molten Metal Technology, Inc.


                                   By: /s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Chief Executive Officer

                                   MMT of Tennessee, Inc.


                                   By: /s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   M4 Environmental, L.P.


                                   By: /s/ F. Gordon Bitter
                                      ---------------------------
                                   M4 Environmental Management, Inc.
                                         General Partner


                                   By: /s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   MMT Federal Holdings, Inc.


                                   By: /s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A



====================================================================================================================================
                Carrier Name & Address                          Type                       Broker                 Limits

====================================================================================================================================

Commerce & Industry Insurance Co.               General Liability                             Aon                 $1,000,000
70 Pine Street                                  Automobile Liability                          Aon                 $1,000,000
New York, NY   10270                            Excess Liability - 1st layer                  Aon                $20,000,000
                                                                                                                excess of $1M

New Hampshire Insurance Co.                     Workers Compensation                          Aon               Statutory
70 Pine Street                                  Workers Compensation - CA                     Aon               Statutory
New York NY  10270                              Employers' Liability                          Aon               $1,000,000

American International Specialty Lines          Pollution Liability - MA/TN                   Aon               $3,000,000
   Insurance Co.                                Pollution Liability - TX                      Aon               $1,000,000
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company                Fidelity                                      Aon                 $500,000
P.O. Box 91394                                  Fiduciary                                     Aon               $2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company                Directors & Officers Liability                Aon              $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                         Foreign Liability                             Aon               $1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                  Property                                      Aon              147,000,000
Allendale Park                                                                                                    Blanket
Johnston, RI  02919

American Nuclear Insurers                       Nuclear All Risk Property                 J&H/M&M               $45,000,000
Town Center                                     Nuclear Liability Facility Form - TN      J&H/M&M               $50,000,000
29 South Main Street                            Master Worker Certificate - TN            J&H/M&M              $200,000,000
West Hartford, CT 06107                                                                                         Shared Agg.


============================================================================================================---============
                Carrier Name & Address      Policy                Expiration             Premium                     Paid
                                            Number                   Date                                            Thru
===========================================================================================================================

Commerce & Industry Insurance Co.             340-94-76                  12/3/98              $53,000              Current
70 Pine Street                                766-56-11                  12/3/98               $3,540              Current
New York, NY   10270                          606-23-31                  12/3/98              $43,185              Current


New Hampshire Insurance Co.                 WC588-59-75                  12/3/98             $111,250              Current
70 Pine Street                              WC588-59-77                  12/3/98                 $753              Current
New York NY  10270                          WC588-59-75                  12/3/98                inclu.             Current
                                            and -77[CA]


American International Specialty Lines       8199951                     12/3/98              $28,342              Current
   Insurance Co.                             8199950                     12/3/98              $16,919              Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company          751-118812-98                   5/9/99               $6,000              Current
P.O. Box 91394                            751-118834-98                   5/9/99               $6,000              Current
Chicago, IL   60693

Executive Risk Indemnity Company          751-091628-98                  1/19/99             $350,000              Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                   PST 00 9648288                  2/1/99               $2,000              Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                CC626                      12/2/99             $170,000              Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                      98262                      1/1/99              $97,500              Current
Town Center                                   NF-0338                   12/31/98             $124,215              Current
29 South Main Street                          NW-0235                   12/31/98                 $550          Not yet invoiced
West Hartford, CT 06107

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A




==================================================================================================================================
                Carrier Name & Address                          Type                       Broker                 Limits

==================================================================================================================================

                                                Nuclear Supplier's & Transp.               J&H/M&M              $15,000,000
                                                Nuclear Liability Facility Form - SC       J&H/M&M              $10,000,000
                                                Nuclear Foreign Supplier's & Transp.       J&H/M&M              $10,000,000
                                                Master Worker Certificate - SC             J&H/M&M             $200,000,000
                                                                                                                Shared Agg.
                                                Nuclear Facility Liability - Comm. Park    J&H/M&M              $10,000,000
                                                Master Worker Certificate - Comm. Park     J&H/M&M             $200,000,000
                                                                                                                Shared Agg.

American International Specialty                Pollution Legal and Closure/Post Closure   J&H/M&M               $3,000,000
   Lines Ins. Co.                                                                                            Pollution Legal
Harborside Financial Center                                                                                      $3,400,000
401 Plaza 3                                                                                                       Closure
Jersey City, NJ   07311


===============================================================================================================-------------====
                Carrier Name & Address     Policy                Expiration             Premium                Paid
                                           Number                   Date                                       Thru
====================================================================================================-----------=================

                                           NS-0539                   12/31/98              $8,670                Current
                                           NF-0329                   12/31/98             $13,590                Current
                                             TBD                     12/31/98                 TBD         Based on Foreign Sales
                                           NW-0237                   12/31/98                $550            Not yet invoiced

                                           NF-0337                   12/31/98             $39,568                Current
                                           NW-0234                   12/31/98                $550            Not yet invoiced


American International Specialty          8183013                    10/15/00             $94,400                Current
   Lines Ins. Co.                                                   Poll. Legal
Harborside Financial Center                                           12/7/00             $425,000               Current
401 Plaza 3                                                           Closure
Jersey City, NJ   07311

Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

===================================================================================================================================
                Carrier Name & Address                          Type                     CO         Limits          Expiration
                                                                                       Entity                          Date
===================================================================================================================================

Blue Cross & Blue Shield of RI                 Full Coverage Medical                   MMT                            5/1-5/31/98
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                              Self Funded Dental                      MMT                            5/1-5/31/98
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.                  Employee Funded-Supplemental Life       MMT                            5/1-5/31/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.                  Employee Funded-Supplemental Life       MMT TN                         5/1-5/31/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services              Medical Stop Loss and Life Insurance    MMT                            5/1-5/31/98
10159 Wayzata Boulevard                        Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services              Medical Stop Loss and Life Insurance    MMT TN                         5/1-5/31/98
10159 Wayzata Boulevard                        Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services              Self Funded Medical Claims              MMT &                          5/1-5/31/98
10159 Wayzata Boulevard                                                                MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                            Employee Funded Long Term Disability    MMT                            5/1-5/31/98









============================================================================================
                Carrier Name & Address             Premium               Paid
                                                                         Thru
============================================================================================

Blue Cross & Blue Shield of RI                     $10,622             Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                                     None             Current
PO Box 5-0198                                                          Current
Woburn, MA 01815-0198                                                  Current


Fortis Benefits Insurance Co.                       $1,968             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.                       $1,185             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services                  $10,960             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services                   $8,231             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services                  $50,000             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                                 $1,951             Current


                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

===================================================================================================================================
                Carrier Name & Address                          Type                     CO         Limits          Expiration
                                                                                       Entity                          Date
===================================================================================================================================
PO Box 7777-W0050
Philadelphia, PA
19175-0050



UNUM Life Insurance                            Short Term Disability                   MMT                            5/1-5/31/98
2211 Congress Street
Portland, ME 04122



============================================================================================
                Carrier Name & Addr                Premium               Paid
                                                                         Thru
============================================================================================
UNUM Life Insurance                             $2,110                   Current
2211 Congress Street
Portland, ME 04122